SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2002

Kforce Inc.

Florida	000-26058	59-3264661

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code:     (813) 552-5000

(Former name or former address, if changed since last report)

TABLE OF CONTENTS

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit List
Press Release dated December 5, 2002
Fifth Amendment to Amended and Restated Credit Agr

ITEM 5. OTHER EVENTS

     On December 5, 2002, Lawrence J. Stanczak resigned his position as Chief Operations Officer and William L. Sanders was appointed the Company’s Chief Operating Officer.

     The Company executed a Fifth Amendment to Amended and Restated Credit Agreement with Bank of America, N.A. on December 5, 2002.

     A press release containing additional information on these subjects was issued on December 5, 2002, and is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

99.1	Press Release, dated December 5, 2002.

99.2	Fifth Amendment to Amended and Restated Credit Agreement dated December 5, 2002, by and between Kforce Inc. and Bank of America, N.A.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.

By:	/s/ David L. Dunkel David L. Dunkel Chief Executive Officer

Date: December 6, 2002

2

Exhibit List

99.1	Press Release, dated December 5, 2002.

99.2	Fifth Amendment to Amended and Restated Credit Agreement dated December 5, 2002, by and between Kforce Inc. and Bank of America, N.A.